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               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 19 to the Registration Statement (Form N-1A) (No. 33-67490) of Delaware Group Adviser Funds of our report dated December 3, 2001, included in the 2001 Annual Report to shareholders.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------

Philadelphia, Pennsylvania
June 25, 2002